UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

Filed by the Registrant  ☒                    Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Petco Health and Wellness Company, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Your Vote Counts!
PETCO HEALTH AND WELLNESS COMPANY, INC. 2021 Annual Meeting To Be Held on July 21, 2021 Vote by July 20, 2021 11:59 PM ET

PETCO HEALTH AND WELLNESS COMPANY, INC. 10850 VIA FRONTERA SAN DIEGO, CA 92127

D54715-P52912

You invested in PETCO HEALTH AND WELLNESS COMPANY, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on July 21, 2021.

Get informed before you vote

View the Notice and 2021 Proxy Statement and 2020 Annual Report online OR you can receive a free paper or email copy of the proxy materials by requesting prior to July 7, 2021. If you would like to request a copy of the proxy materials for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. There is no charge to you for requesting a copy. Unless requested, you will not otherwise receive a paper or email copy.

*

The company will be hosting the meeting live via the Internet this year at the website address above. Please check the proxy materials for instructions on how to access the Company’s 2021 Annual Meeting of Stockholders as well as for information regarding how to vote online, by phone or by mail before the meeting.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials at www.proxyvote.com or easily request a paper copy. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors Nominees:
	01) Ronald Coughlin, Jr.	For All
02) Maximilian Biagosch
03) Cameron Breitner
04) Sabrina Simmons

2.	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.	For

3.	To approve, on a non-binding, advisory basis, the frequency of future non-binding advisory votes to approve the compensation of the Company’s named executive officers.	Year

4.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 29, 2022.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

                                         D54716-P52912